As filed with the Securities and Exchange Commission on December 11, 1997
                     Securities Act of 1933 File No. 2-80886
                Investment Company Act of 1940 File No. 811-3626


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 40
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 35

                        ---------------------------------

                            CITIZENS INVESTMENT TRUST
               (Exact name of registrant as specified in charter)

                                One Harbour Place
                                    Suite 525
                             Portsmouth, N.H. 03801

                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (603) 436-5152

                                 Sophia Collier
                                One Harbour Place
                                    Suite 525
                             Portsmouth, N.H. 03801
                     (Name and Address of Agent for Service)

              It is proposed that this filing will become effective

         [X] immediately upon filing pursuant to paragraph (b)
         [ ] on _____________ pursuant to paragraph (b) 75
         [ ] days after filing pursuant to paragraph (a)
         [ ] on (date) pursuant to paragraph (a) of Rule 485

     --------------------
[bullet] This N-1A filing relates to the Working Assets Money Market Portfolio
         (Retail Class), Citizens Income Portfolio, Citizens Index Portfolio (Retail Class), Citizens Emerging Growth Portfolio and Citizens Global Equity Portfolio.

                            CITIZENS INVESTMENT TRUST
                                CROSS INDEX PAGE
     WORKING ASSETS MONEY MARKET, CITIZENS INCOME, CITIZENS EMERGING GROWTH,
              CITIZENS GLOBAL EQUITY AND CITIZENS INDEX PORTFOLIOS

     Part A     INFORMATION REQUIRED IN A PROSPECTUS

              ITEM                                       REFERENCE

Item 1.      Cover Page                                  Cover Page
Item 2.      Synopsis; Fee Information                   Cover Page; Fee Information
Item 3.      Condensed Financial Information             Financial Highlights
Item 4.      General Description of Registrant           Organization and Management  of the Trust
Item 5.      Management of the Fund                      Organization and Management of the Trust
Item 6.      Capital Stock and other Securities          How to Purchase and Redeem Shares;
                                                         Dividends, Distributions, and Taxes
Item 7.      Purchase of Securities Being Offered        How to Purchase and Redeem Shares
Item 8.      Redemption or Repurchase                    How to Purchase and Redeem Shares
Item 9.      Legal Proceedings                           None

    Part B    INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Information required to be included in Part B is incorporated by reference to Amendment 38 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on October 7, 1997 (Accession No. 0000950146-97-001515) and is set forth in the Supplement included herewith.


    Part C    INFORMATION REQUIRED IN PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

Supplement dated December 8, 1997 to Statement of Additional Information for Citizens Trust portfolios (Citizens Index Portfolio (retail class), Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio, Citizens Income Portfolio and the Working Assets Money Market Portfolio (retail class)) dated October 3, 1997.

At the bottom of page 1, below the table of contents, the following two paragraphs should be added:

On December 1, 1997 the shareholders of the E[bullet]fund Portfolio voted to merge the E[bullet]fund Portfolio into the Working Assets Money Market Portfolio effective December 5, 1997.

As of December 5, 1997, the E[bullet]fund Portfolio is no longer in existence and all references to the E[bullet]fund Portfolio in this Statement of Additional Information should be disregarded.

                             ----------------------
                             The Talking Prospectus
                             ----------------------


                                                                  Citizens Trust
December 8, 1997

Dear Friend,

   Since our inception in 1982, our goal has been to earn money for our shareholders by investing in companies that show both strong financial promise and corporate responsibility.

   We believe there is a revolution going on in business today and only certain companies will thrive in this new, faster paced, environmentally concerned and diverse global business environment. At Citizens Trust, we identify and invest in these companies -- businesses with the potential to produce strong financial results today as well as create the world we want to live in tomorrow.

   We hope you will read this prospectus carefully and retain it for future reference. We look forward to serving you at Citizens Trust.

[Photo:
Sophia Collier]               Sincerely,

                          /s/ Sophia Collier
                              Sophia Collier
                              President

Our Portfolios

Working Assets Money Market Portfolio's objective is current income consistent with safety and liquidity. We seek to maintain a stable $1.00 Net Asset Value per share at all times, although there is no assurance we will be able to do so. Shares are neither insured nor guaranteed by the U.S. Government.

Citizens Income Portfolio invests in fixed-income securities with the objective of generating current income and paying a dividend each month.

Citizens Index Portfolio invests in a market-weighted portfolio of stocks of 300 companies with the objective of long-term capital appreciation.

Citizens Emerging Growth Portfolio invests primarily in promising small- and medium-sized companies with the objective of aggressive growth.

Citizens Global Equity Portfolio invests in U.S. and foreign stocks with the objective of capital appreciation.

Our Statement of Additional Information, dated October 3, 1997, as amended December 8, 1997, and incorporated by reference, is filed with the Securities and Exchange Commission and is available on their website (http:\\www.sec.gov). If you would like a printed copy, please call us toll-free.

All portfolios are no load and subject to 12b-1 fees. The minimum initial investment in each portfolio is $2,500.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR BY ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


CITIZENS TRUST
One Harbour Place
Portsmouth, NH
03801
603-436-5152

For Broker-Dealer
Sales & Service:
800-982-7200


TABLE OF CONTENTS

Fee Information 2

How We Select Our
Investments 3

Financial Highlights 4

Working Assets Money
Market Portfolio 6

Citizens
Income Portfolio 6

Citizens
Index Portfolio 7

Citizens Emerging
Growth Portfolio 8

Citizens Global Equity
Portfolio 8

Organization and
Management of
the Trust 9

How to Purchase and
Redeem Shares 11

Shareholder Services
and Policies 13

Dividends, Distributions
and Taxes 13

Mailing Address
Wiring Instructions 14

Trustee Profiles 15


[Logo: Citizens Trust(TM)]

800-223-7010

American Medical Association [Logo: AMA]
Physicians dedicated to the health of America

Coalition for Tobacco-free Investments

----------------------
The Talking Prospectus
----------------------

Fee Information


                            WORKING                         CITIZENS   CITIZENS
                             ASSETS   CITIZENS   CITIZENS   EMERGING     GLOBAL
                              MONEY     INCOME      INDEX     GROWTH     EQUITY
                             MARKET  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO
Annual Portfolio
Operating Expenses
(as a percentage of
Average Net Assets)

   Shareholder Transaction
      Expenses                 None       None       None     None       None
   Management Fees             .35%       .65%       .50%     1.00%      1.00%
Distribution Expenses
      (12b-1 Fees)             .20%       .25%       .25%      .25%       .25%
   Other Expenses (after
      waiver and
      reimbursement)           .65%+      .55%       .84%      .82%       .88%
   Total Portfolio
      Operating Expenses      1.20%*     1.45%*     1.59%*    2.07%*     2.13%*

*Restated to reflect current fees and expenses.

+The Adviser waived certain fees and reimbursed certain expenses. The ratio prior to reimbursement for the year ended June 30, 1997, for the Working Assets Money Market Portfolio was 1.39%.
 ................................................................................

   Example: You would have paid the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period:

                                             1 Year   3 Years  5 Years  10 Years
                                             ------   -------  -------  --------
   Working Assets Money Market Portfolio++     $12      $38     $66       $145
   Citizens Income Portfolio                    15       46      79        174
   Citizens Index Portfolio                     16       50      87        189
   Citizens Emerging Growth Portfolio           21       65     111        240
   Citizens Global Equity Portfolio             22       67     114        246


   The example should not be considered a representation of past or future expenses or past or future return. Actual expenses and actual return may be greater or less than those included in the example above.

 ++Expenses reflect fee waiver, without which the expenses would have been $14, $44, $76 and $167 respectively.


Costs For Other Services
   Returned checks....................................................... $15.00
   Returned Electronic Purchase/Payment - ACH............................ $15.00
   Outgoing wire transfer................................................ $10.00
   International wire transfer........................................... $20.00
   Per check fee (waived with the E[bullet]fund Account).................. $0.50
   Stop payments..........................................................$10.00
   Checks......................................................... first 20 free
   Box of 200 checks for the E[bullet]fund Account....................... $15.95
   ATM cost...................................... $0.65 each/cash advance: $2.50
   Annual fee for the E[bullet]fund Account ............................  $35.00
   Debit Card replacement for the E[bullet]fund Account ................. $10.00
   Copies of statements, checks and tax forms............................. $2.00
   Below $2,500.00 minimum balance fee
     (except for the E[bullet]fund Account).....................$3.00 each month

Escrow and Account Policies

We reserve the right to wait up to 7 business days to redeem any investments made by check, and 5 business days for purchases made by ACH transfer. We also reserve the right to close your account for any lawful reason, including, but not limited to, reasonable suspicion of fraud or other illegal activity in connection with the account. Please make all checks payable to "Citizens Trust." We are unable to accept third-party checks.

                                                                  Citizens Trust
How We Select Our Investments

Financially Sound and Socially Responsible

   Our investment strategy is to invest in companies we believe are financially attractive and managed in a socially responsible manner. To find them, we favor companies that make good and useful products and have positive environmental, community and workplace records. We avoid companies that engage in workplace discrimination or union busting; whose primary business is the manufacture of alcohol, tobacco, firearms or nuclear power; and those that use animals to test personal-care products or otherwise treat animals in an inhumane manner.

   Citizens Trust has certain policies we consider fundamental, such as consistently applying both social and financial screens to all our investment decisions. These, together with each portfolio's investment objective and other technical investment policies described in the Statement of Additional Information, cannot be changed without the approval of a majority of the outstanding shares of each portfolio that would be affected by the change. In addition to the specific policies for each portfolio, we also have some general policies for all our portfolios.

General Investment Policies

   We try not to put all our eggs in one basket. This means that 75% of a portfolio's assets will never hold more than 5% of any one company. We do not invest more than 25% of the value of any one portfolio in one industry, with the exception of securities of U.S. Government agencies or enterprises, or in our money market portfolio, domestic banks.

   Citizens Trust's role is to be a conscientious and alert investor, not a controlling manager; therefore, across all our portfolios, we will not accumulate more than 10% of the voting securities of any one company.

   We sometimes purchase securities issued by companies that do not trade in the public market. To maintain a good investment balance, we will limit these and all other illiquid securities to a total of no more than 10% of each portfolio's assets.

   Each of our portfolios may, from time to time, invest in money market securities such as the ones we use in our money market funds.

   Each portfolio may temporarily borrow money from banks (and pledge its assets to secure such borrowing) to meet redemption requests or for other purposes. We will keep this borrowing down to no more than 10% of the value of each portfolio's total assets and make no purchases while we have any outstanding loans.

Repurchase Agreements

   Sometimes we invest our surplus cash in repurchase agreements with financially strong stockbrokers or banks that are members of the Federal Reserve. We require all vendors of repurchase agreements to set aside collateral in our name in the form of government securities equal to 102% of the value of any repurchase agreement. However, it is important to note that while repurchase agreements are a useful tool in managing the portfolio, they do have some greater risk than direct investing in securities. If a bank or stockbroker becomes bankrupt, or otherwise defaults after selling us a repurchase agreement, we may suffer some delay and expense in liquidating our collateral or have a loss of principal or interest.


           AUDITOR

[Photo: Jim Mahoney]

A partner at the firm Tait,
Weller & Baker, Jim Mahoney
has served as the Trust's
Certified Public Accountant
and Auditor since 1986.


On the next page is a detailed
table of financial information
of the portfolios described in
this prospectus. It contains
much useful information, such
as the total return of each
portfolio over its years of
operation. If you want further
information, including a
detailed discussion of each
portfolio's recent
performance, you can call the
Trust's toll-free number and
request the 1997 Annual Report
to Shareholders, which is
another part of this
prospectus and contains
financial highlights for the
past five years.

----------------------
The Talking Prospectus
----------------------

Financial Highlights


                                                   Per Share Data
-------------------------------------------------------------------| -------------------------------------------------|
Income (Loss) From Investment Operations                           | Less Distributions                               |

                                             Net Gains
                                               (Losses)
                     Net Asset           on Securities                          Distributions
   Year     Average     Value,     Net           (both   Total from  Dividends      (from Net                 Net Asset
  Ended      Broker  Beginning  Income      Realized &   Investment  (from Net       Realized          Total  Value, End
June 30  Commission  of Period    Loss      Unrealized)  Operations     Income)          Gain)  Distribtions   of Period
Working Assets Money Market Portfolio
   1988      N/A        1.00      0.06     0.00              0.06    (0.06)           0.00      (0.06)           1.00
   1989      N/A        1.00      0.08     0.00              0.08    (0.08)           0.00      (0.08)           1.00
   1990      N/A        1.00      0.08     0.00              0.08    (0.08)           0.00      (0.08)           1.00
   1991      N/A        1.00      0.07     0.00              0.07    (0.07)           0.00      (0.07)           1.00
   1992      N/A        1.00      0.04     0.00              0.04    (0.04)           0.00      (0.04)           1.00
   1993      N/A        1.00      0.02     0.00              0.02    (0.02)           0.00      (0.02)           1.00
   1994      N/A        1.00      0.02     0.00              0.02    (0.02)           0.00      (0.02)           1.00
   1995      N/A        1.00      0.04     0.00              0.04    (0.04)           0.00      (0.04)           1.00
   1996      N/A        1.00      0.05     0.00              0.05    (0.05)           0.00      (0.05)           1.00
   1997      N/A        1.00      0.04     0.00              0.04    (0.04)           0.00      (0.04)           1.00

Citizens Income Portfolio
   1992(1)   N/A       10.00      0.01     0.07              0.08    (0.01)           0.00      (0.01)          10.07
   1993      N/A       10.07      0.46     0.54              1.00    (0.47)           0.00      (0.47)          10.60
   1994      N/A       10.60      0.55    (0.54)             0.01    (0.55)          (0.02)     (0.57)          10.04
   1995      N/A       10.04      0.65     0.36              1.01    (0.65)          (0.02)     (0.67)          10.38
   1996      N/A       10.38      0.66    (0.10)             0.56    (0.66)           0.00      (0.66)          10.28
   1997      N/A       10.28      0.67     0.28              0.95    (0.67)           0.00      (0.67)          10.56

Citizens Index Portfolio
   1995(4)   N/A       10.00      0.01     0.93              0.94     0.00            0.00       0.00           10.94
   1996      N/A       10.94      0.08     2.47              2.55    (0.03)          (0.05)     (0.08)          13.41
   1997     .0443      13.41      0.00     4.78              4.78    (0.06)          (0.09)     (0.15)          18.04

Citizens Emerging Growth Portfolio
   1994(2)   N/A       10.00      0.01    (0.08)            (0.07)    0.00            0.00       0.00            9.93
   1995      N/A        9.93      0.07     2.18              2.25    (0.09)          (0.22)     (0.31)          11.87
   1996      N/A       11.87     (0.13)    4.72              4.59     0.00           (1.59)     (1.59)          14.87
   1997     .0222      14.87     (0.16)    0.68              0.52     0.00           (1.25)     (1.25)          14.14

Citizens Global Equity Portfolio
   1994(2)   N/A       10.00      0.01    (0.21)             (0.20)   0.00            0.00       0.00            9.80
   1995      N/A        9.80     (0.01)    0.96               0.95    0.00           (0.06)     (0.06)          10.69
   1996      N/A       10.69     (0.10)    1.43               1.33    0.00           (0.13)     (0.13)          11.89
   1997     .0204      11.89     (0.07)    2.65               2.58    0.00            0.00       0.00           14.47

(1) Period from June 10, 1992 (commencement of operations)
(2) Period from February 8, 1994 (commencement of operations)
(3) Annualized
(4) Period from March 3, 1995 (commencement of operations)

                                                                  Citizens Trust
                          Ratios And Supplemental Data

                                                                                  Ratio of
                                                Ratio of                        Net Income
                                                Expenses                         (Loss) to
                         Net    Ratio of  to Average Net           Ratio of        Average
                      Assets    Expenses          Assets  Net Income (Loss)     Net Assets
    Portfolio  End of Period  to Average        Prior to     to Average Net       Prior to
Turnover Rate     (in 000's)  Net Assets   Reimbursement             Assets  Reimbursement  Total Return
      N/A          123,861       1.15%          1.15%             5.98%          5.98%         6.19%
      N/A          166,285       1.13%          1.13%             7.74%          7.74%         8.02%
      N/A          214,603       1.05%          1.05%             7.50%          7.50%         7.81%
      N/A          243,194       1.02%          1.02%             6.47%          6.47%         6.67%
      N/A          223,951       1.07%          1.07%             4.09%          4.09%         4.16%
      N/A          152,625       1.11%          1.11%             2.41%          2.41%         2.43%
      N/A          103,766       1.16%          1.16%             2.31%          2.31%         2.35%
      N/A           97,611       1.16%          1.16%             4.39%          4.39%         4.51%
      N/A           78,326       1.21%          1.21%             4.56%          4.56%         4.60%
      N/A           85,179       1.27%          1.39%             4.23%          4.12%         4.30%

    0.00%            1,030       1.75%(3)       1.75%(3)          4.38%(3)       4.38%(3)      0.80%
   22.35%           12,601       1.42%          2.38%             4.98%          4.02%        10.08%
   52.62%           24,410       1.25%          2.01%             5.43%          4.68%         5.04%
   46.03%           30,122       1.35%          1.48%             6.47%          6.34%        10.45%
   41.36%           32,276       1.43%          1.48%             6.26%          6.21%         5.48%
   64.56%           33,230       1.47%          1.47%             6.44%          6.44%         9.57%

   64.95%          106,096       1.75%(3)       1.75%(3)          0.98%(3)       0.98%(3)      9.40%
    6.44%          136,980       1.82%          1.82%             0.68%          0.68%        23.41%
   18.64%          211,116       1.59%          1.59%             0.02%          0.02%        35.88%

   33.35%            3,754       1.89%(3)       3.81%(3)          0.63%(3)      (1.29%)(3)    (0.70%)
  231.30%           10,638       1.90%          2.93%             0.53%         (0.50%)       23.24%
  337.41%           36,409       2.10%          2.34%            (1.64%)        (1.88%)       42.43%
  228.66%           60,341       2.01%          2.01%            (1.32%)        (1.32%)        4.03%

    0.00%            5,639       2.50%(3)       3.16%(3)          0.25%(3)      (0.41%)(3)    (2.00%)
   22.10%            9,503       2.50%          2.99%             0.00%         (0.49%)        9.77%
   85.92%           15,595       2.72%          2.72%            (1.01%)        (1.01%)       12.52%
   69.34%           29,573       2.33%          2.33%            (0.70%)        (0.70%)       21.70%

----------------------
The Talking Prospectus
----------------------

           Manager
    [Photo: Laura Provost]


LAURA PROVOST is the lead
manager of the team that
manages our money market fund.
She joined Citizens Advisers
in 1997. Previously, she was a
portfolio manager with John
Hancock Mutual Funds.

"Our money market can be a
good vehicle for short-term
cash management and for
investors who need stability
of principal."


           Manager
     [Photo: Gail Seneca]


The managing partner of our
sub-adviser, Seneca Capital
Management LLC, GAIL SENECA is
the primary manager of the
Citizens Income Portfolio.

Working Assets Money Market Portfolio

Objective: Current income consistent with safety and liquidity In our money market portfolio, we only invest in short-term money market instruments (short-term debt issued by branches of the government, corporations, banks or other financial institutions) that we believe present minimal risk, and we maintain a weighted average maturity of 90 days or less for the portfolio as a whole. Checking services are available.


U.S. Government Securities

   When we look at government securities, we only buy those that are issued or guaranteed, as to both interest and principal, by agencies or other enterprises of the United States Government.

Commercial Paper

   We will also buy high quality "commercial paper," which is short-term debt issued by well-established corporations. One hundred percent of this short-term debt must be rated A-1 by Standard & Poor's Rating Services or have a comparably high rating by another nationally recognized rating service. If a security is rated by only one agency, it must be rated in one of the two highest ratings by that agency. If a security is not rated, it must be as good as A-1 in our judgment. We also use our own research and experience to help assure our money market securities have only a minimal credit risk.


   Banks sometimes issue other types of debt that offer us a yield advantage. These include certificates of deposit, time deposits and bankers' acceptances of U.S. banks or thrift institutions.


Risk Factors


   The shares of Working Assets Money Market Portfolio are neither insured nor guaranteed by the U.S. Government, and there is no assurance the portfolio will be able to maintain a stable Net Asset Value of $1.00 per share, despite our care and caution.


Citizens Income Portfolio


Objective: Current income

Citizens Income Portfolio lends money to the agencies and enterprises of the government and to companies in exchange for interest payments. The Citizens Income Portfolio invests most of its money in bonds or mortgages that are due within 2 to 30 years, although at times it will hold short-term securities as well. Our average maturity in the Citizens Income Portfolio is usually between 5 and 15 years. By committing money for this longer period, we generally can earn higher interest than in the money market portfolio.


   At least 65% of the Citizens Income Portfolio's assets are invested in securities rated "investment grade" (BBB or above). Up to 35% may be invested in bonds or other debt instruments rated as below investment grade. Although bonds rated below BBB are considered speculative (and are referred to as "junk bonds") and therefore add risk, we believe by limiting the overall portfolio exposure to a maximum level of 35%, the higher yield usually available in these securities can benefit the portfolio and more than compensate for the greater risk.

                                                                  Citizens Trust

   Occasionally we buy securities that are not rated. In these cases, the security must be of comparable quality, in our judgment, to the rated securities we buy for the applicable portfolio.

   In our Statement of Additional Information, we give more detailed information about each rating agency and its system of ratings.

Risk Factors

   Bond prices, like stock prices, go up and down in value. These market price fluctuations will be reflected in the value of the Citizens Income Portfolio. When interest rates rise, the market value of our Income Portfolio will decline, and when interest rates fall, the market value of our Income Portfolio will rise.

Citizens Index Portfolio


Objective: Long-term capital appreciation

The Citizens Index Portfolio is invested in 300 companies that make up the Citizens Index. We believe these companies best represent their industries. Approximately 200 of these are very large companies that also are included in the S&P 500. The others are companies selected in order to provide industry diversity, which we believe is essential to a sound investment program.


   On a day-to-day basis, the portfolio is run by purchasing and holding common stock of all the companies in the Index in a percentage, as closely as possible, equal to each security's total market value divided by the total market value of all the companies in the Index. In addition, under normal circumstances the portfolio will usually hold a small amount of cash or money market instruments (no more than 5%) resulting from shareholder purchase and redemption activity and as a provision for operating expenses. Holding this cash, together with the costs of operations, will prevent us from ever perfectly tracking the theoretical performance of the underlying Index. Payment of our operating expenses will reduce returns. Our small allocation to cash will improve returns when the market is heading down and hurt them when the market is moving up.

   Companies will be deleted from the Index and divested from the portfolio if they fail our annual social responsibility review. If a company is removed, we will replace it with another company from the same industry that meets all social criteria. In addition, from time to time we may make other small changes in the Index to include, for example, exceptional companies, or to reflect changes in the composition of the S&P 500. We do not expect these changes to exceed 10% of the members of the Index on an annual basis.

Risk Factors

   Like all stock funds, the Net Asset Value of the Citizens Index Portfolio will fluctuate based on market and economic conditions, or other factors that affect particular companies or industries.

   We are always pleased to send interested investors a current list of the members of our Index.


"Since our goal is to achieve
a reliable stream of monthly
income, we analyze carefully
the credit quality of the debt
we purchase."
-GAIL SENECA


           Manager
      [Photo: Edwin Ek]

Part of the team that manages
the Citizens Index Portfolio,
EDWIN EK spent eight years at
Wilshire Associates before
joining the RhumbLine team in
October 1994.

"The Citizens Index Portfolio
is highly diversified, both by
industry and in the number of
individual companies. We think
it presents lower risk than a
portfolio with fewer holdings
or more industry concentration."

----------------------
The Talking Prospectus
----------------------

           Manager
     [Photo: Rick Little]

Part of the team that manages
the Citizens Emerging Growth
Portfolio, RICK LITTLE has
worked in the investment field
for 24 years. He has been with
Seneca Capital Management LLC
since its inception in 1990
and was previously a senior
vice president at NatWest
Securities. He explains the
investment approach used to
manage the Emerging Growth
Portfolio.

"We are looking to build a
portfolio of companies that
have special characteristics,
and therefore have the ability
to grow in their sales and
earnings at a rapid rate.
These are the companies we
hope can become `the next
Microsoft,' developing new and
innovative products and
services."


Citizens Emerging Growth Portfolio


Objective: Aggressive growth

Our Citizens Emerging Growth Portfolio looks for aggressive gains with long-term investing in mid-cap companies. During normal market conditions, at least 65% of this portfolio's assets will be invested in the common or preferred stock of companies that average at least $2 billion in market capitalization.


Risk Factors

   While many of these companies will have strong businesses, some still will be unseasoned and therefore may have some speculative characteristics. Investing in smaller companies is a long-term process with the potential for significant gains. However, the value of this portfolio can have significant fluctuation, because smaller companies have unique risks. They may be dependent on individual managers or have a harder time obtaining financing and market share. Further, their shares are more volatile and thinly traded. To moderate this risk, we typically plan to hold between 30 and 50 companies in the portfolio.

   Since most of the companies we will purchase for the Citizens Emerging Growth Portfolio are relatively new, we don't expect much, if any, dividend income. At times, we may also buy short-term, fixed-income securities for the portfolio.

Citizens Global Equity Portfolio


Objective: Capital appreciation

In the Citizens Global Equity Portfolio, we invest primarily in common stocks of both U.S. domestic and foreign companies. We seek companies with growing sustainable earnings; innovative products, services and business strategies; revised corporate strategies; or those which are beneficiaries of political or economic conditions. We plan to allocate more than half our assets to foreign markets, in most circumstances in a minimum of three countries. From time to time, we also may buy other securities, such as convertible or preferred stocks and short-term debt securities.


Risk Factors


   Foreign stock markets are generally less efficient and more volatile than those in the United States. This creates opportunities, but also risk. Settlement and trading costs are generally higher on foreign exchanges than in the U.S. The economies and governments of some countries the portfolio may invest in may be less mature and stable than those of the U.S., and when political or economic changes occur, there can be an adverse impact on the portfolio. Adverse impacts may come from exchange control regulation, expropriation, confiscatory taxation and political or social instability. The risks of investing in emerging market countries are even greater and can involve risk of higher inflation, high sensitivity to commodity prices and economic dependence on a few industries or government-owned industries.

   To moderate these risks and gain potential benefits, we use a number of investment techniques. One of these is country selection. We restrict our investments in riskier emerging nations (such as Argentina or Singapore) to no more than 25% of the assets of the Citizens Global Equity Portfolio.

   When we invest in securities listed on foreign exchanges, we buy them in

                                                                  Citizens Trust

the currency of the local country. Often the local currency will fluctuate against the U.S. dollar. To moderate this risk, we sometimes use currency "hedging." We do this by entering into arrangements to buy or sell a particular currency, security or securities index for a stated value against the U.S. dollar at a given time. While there is a cost involved in hedging, as well as a risk that our hedging strategy may not work and will add cost or reduce our potential gains, we still think hedging can be a valuable tool.


Organization and Management of the Trust


   Citizens Investment Trust commenced operations on November 24, 1982; up until August 1995, it was known as Working Assets Common Holdings. Today, it's affectionately known as Citizens Trust. We are a Massachusetts business trust and an open-end investment company registered under the Investment Company Act of 1940 as a diversified management company. The Trust is also a "series" company, which means we can have several portfolios, each with its own investment objective, assets and liabilities. A board of trustees supervises the Trust.

   In order to manage the Trust on a day-to-day basis, we have signed a Management Agreement with Citizens Advisers, with offices at One Harbour Place, Portsmouth, NH, 03801. Citizens Advisers has managed the Trust's assets since the Trust's inception in 1982. Citizens Securities, a subsidiary of Citizens Advisers, serves as the Trust's distributor.

   Both Citizens Advisers and Citizens Securities are California corporations. Sophia Collier is the 60% beneficial owner. Fellow shareholders are three brothers, John P. Dunfey, Robert J. Dunfey, Sr. and Gerald F. Dunfey, who own 12% each; and William B. Hart, who owns 4%.

The Role of Investment Adviser

   In its role as investment adviser to the Trust, Citizens Advisers determines which companies meet the Trust's investment criteria and will be carried on our "Approved List." It also selects which securities will be bought and sold for the Working Assets Money Market Portfolio. To assist with portfolio management for the other portfolios, Citizens Advisers has retained, at its own expense, three sub-advisers.

Seneca Capital Management LLC

   Our sub-adviser for the Citizens Income and Emerging Growth Portfolios, Seneca Capital Management LLC, is a registered investment adviser established in 1990. It is the successor to our prior sub-adviser, GMG/Seneca Capital Management, 74.9% of which was purchased by Phoenix, Duff and Phelps in 1997. Seneca Capital Management LLC manages more than $3 billion from its offices at 909 Montgomery Street, San Francisco, CA.


Clemente Capital, Inc.

   Our sub-adviser for the Citizens Global Equity Portfolio, Clemente Capital, Inc., is a registered investment adviser organized in 1979. It is owned by Lilia Clemente, with 61.15%; Wilmington Trust of Wilmington, DE, with 24%; and Diaz-Verson Capital Investments, Inc., of Columbus, GA, with 14.85%. Clemente also manages the First Philippine and Clemente Global Growth Funds, two closed-end funds traded on the New York Stock Exchange. Its headquarters are at Carnegie Hall Tower, 152 West 57th Street, New York, NY.


           Manager
   [Photo: Lilia Clemente]

LILIA CLEMENTE is the Chairman
of Clemente Capital, Inc., the
lead member of the team which
manages the Citizens Global
Equity Portfolio.

"As a person who was born in
the Philippines and who has
traveled throughout the world
as a global investor, I
believe global investment
offers an opportunity to
reduce risk and increase
returns by linking security
and prosperity to the
performance of an array of
markets and companies, instead
of concentrating only in the
U.S. "

----------------------
The Talking Prospectus
----------------------

            Trustee
 [Photo: Azie Taylor Morton]

Azie Taylor Morton, chair of
the board, explains the
Trust's relationship with its
adviser.

"One of the Trust's most
important contracts is our
Management Agreement with
Citizens Advisers. It states
that Citizens Advisers has
authority to manage our
portfolios and will provide
all necessary office space,
facilities, equipment and
personnel to do so."


RhumbLine Advisers, Inc.

   The Citizens Index Portfolio is sub-advised by RhumbLine Advisers, Inc., a registered investment adviser established in 1990 with offices at 30 Rowes Wharf, Boston, MA. RhumbLine manages $2 billion for institutional clients and is 97% owned by J.D. Nelson, who is also an interested trustee of the Trust.

Citizens Trust's Management Agreement

   Citizens Trust's Management Agreement with Citizens Advisers specifies fees as follows (based on average annual net assets of the respective portfolios):

                                TRUST       ADVISER
                                PAYS        PAYS
PORTFOLIO                       ADVISER*    SUB-ADVISER

Working Assets
Money Market Portfolio          .35%         --

Income Portfolio                .65%        .17%

Index Portfolio                 .50%        .10%

Emerging Growth Portfolio      1.00%        .35%

Global Equity Portfolio        1.00%        .35%


*For the year ended June 30, 1997 the adviser reimbursed a portion of the fee on the Working Assets Money Market Portfolio for a net fee of .23%. All other portfolios paid the fee specified under the management agreement.


   Citizens Advisers also has a separate administrative contract for providing general administrative services; shareholder servicing and sub-accounting; telephone services; and services related to federal and state regulatory filings. The fees paid by the Trust under this contract are set by the Trustees based upon the services required. Citizens Advisers sometimes will contract to have specialized services provided by third parties, such as investment advisers for pension funds or other institutions which maintain omnibus accounts with the Trust. Under the administrative contract for the year ending June 30, 1997, we paid $1,711,524 to Citizens Advisers for its administrative services.


   The individual portfolios pay all expenses not expressly assumed by Citizens Advisers. These include interest, taxes, audit and legal fees, custodian and transfer agent charges, shareholder service and administration, insurance premiums, cost of registering shares under federal and state laws, dues and any litigation costs, as well as the cost of typesetting, printing and distributing shareholder reports and prospectuses sent to shareholders. When a cost is shared by several portfolios, the staff at Citizens Advisers will allocate the expense in a reasonable manner under the supervision of the board of trustees. For the year ended June 30, 1997, the following expense ratios were paid by the portfolios (based on average annual net assets of the respective portfolios):
Working Assets Money Market Portfolio, 1.25%; Income Portfolio, 1.41%; Index Portfolio, 1.59%; Emerging Growth Portfolio, 1.99%; Global Equity Portfolio, 2.10%.


   For the Working Assets Money Market Portfolio and Citizens Income Portfolio, Citizens Advisers has agreed to reimburse the Trust if costs exceed a specified limit in the ordinary course of business. Please see the Statement of Additional Information for a full description.

                                                                  Citizens Trust

12b-1 Fees

   Citizens Trust has a 12b-1 plan which allows us to reimburse Citizens Securities and other distributors of the Trust's shares for sales-related costs. These costs include the printing of prospectuses and reports not sent to current shareholders, as well as other sales material, advertising and salaries for salespeople and other personnel. We also will pay commissions to outside brokers or service organizations for similar services.

AMOUNTS PAID FISCAL YEAR ENDED JUNE 30, 1997:

Working Assets Money Market Portfolio     $162,353
Income Portfolio                            83,851
Index Portfolio                            414,701
Emerging Growth Portfolio                  125,797
Global Equity Portfolio                     51,646

   Sometimes Citizens Securities makes additional promotional expenditures that are not reimbursed by the 12b-1 plan, such as expense reimbursements to non-dealers for meetings, advertising and other valid promotional purposes.

How to Purchase and Redeem Shares

How to Buy Shares

   It's easy to buy shares in Citizens Trust portfolios. Just fill out an application and send in your payment by check, wire transfer, exchange from another portfolio or through arrangement with your investment dealer. All checks must be made payable to Citizens Trust. Foreign checks drawn in U.S. dollars are accepted but must be held in escrow for at least 20 days.


   Shares in Working Assets Money Market Portfolio cost $1.00 per share. For all other portfolios, your cost will be the Net Asset Value next determined after your payment is received. You can purchase both full and fractional shares, which will be rounded to the nearest 1/1000th of a share. If your payment is returned for any reason, you will be assessed a fee of $15.00.

Investment Minimums

   We encourage every investor to make a minimum investment of $2,500 per portfolio ($1,000 for the E[bullet]fund Account holders). Shareholders who sign up for our Automatic Investment Plan can start with an investment balance as low as $250, with an automatic investment of $50.00 per month. If your account falls below the minimum per portfolio, you will be assessed a monthly fee of $3.00 until you bring your balance back up over the minimum. If you do not bring your balance up to the minimum, we may close your account by sending you a check for your balance.


Automatic Investment Plan

   To enroll in our Automatic Investment Plan, simply check off that box on the account application and provide us with your bank information, as well as the amount and frequency of your investment into your chosen portfolio. We will do the rest.

Payroll Deduction


   Setting up direct payroll deposit is very easy. Call us for the necessary information and steps to follow. If you or your payroll administrator have any questions, please call our Shareholder Service Department.


Use the E[bullet]fund(R)
Debit Card:

Working Assets Money Market
Portfolio offers a transaction
account, the E[bullet]fund,
which is available through the
Fund's distributor, Citizens
Securities. Shareholders who
use this account may request
an optional MasterCard(R)
debit card and use it to
redeem shares for cash at ATM
machines, or to make purchases
at any retail location which
accepts the debit card.

Escrow:

Shares purchased by check or
ACH transfer are unavailable
for redemption for a period of
time; however, they are fully
invested.

----------------------
The Talking Prospectus
----------------------

Common Transactions That
Require Medallion Signature
Guarantees:

[bullet] Written request for
         redemption

[bullet] Changing your account
         title in any way

[bullet] Authorizing a
         telephone transaction
         for the first time

[bullet] Changing your
         predesignated wire or
         ACH instructions

[bullet] Establishing or
         modifying a
         systematic withdrawal
         plan

[bullet] Exchanges between
         accounts which do not
         have identical titles
         Eligible Guarantors:

[bullet] Commercial Bank

[bullet] Trust Company

[bullet] Savings Associations

[bullet] Credit Unions

[bullet] Members of domestic
         stock exchange

Note:

Notaries public are not
eligible guarantors.



   Funds will be deposited into your account using the Electronic Funds Transfer System. We will provide the account number. Your payroll department will let you know the date of the pay period when your investment begins.


How to Redeem Shares

   We offer you several convenient ways to redeem your shares in any of the Citizens Trust Portfolios.

Call Us


   We have a Telephone Exchange and Redemption option on your account application. Under this option, you can call us and tell us how much you want us to redeem. Depending upon your instructions, we will then deposit your redemption into another Citizens Trust portfolio account, mail you a check or electronically transfer your redemption to your pre-designated account. One-day wired funds cost $10, or we offer free two-day service via the Automated Clearing House (ACH). You will earn dividends up to and including the date when we receive your redemption request.

   If you do select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or of an unauthorized party gaining access to your account. For added security you may provide us with a Personal Identification Number (PIN) which must be verified before processing your telephone transactions. To keep these problems to a minimum, we record all telephone calls. But please remember, neither the Trust, our Adviser nor our Transfer Agent will be responsible if we properly act on telephone instructions we reasonably believe to be genuine. Normally, we will send you your redemption on the next business day after we receive your request.

Write a Check

   When you open an account in the Working Assets Money Market Portfolio, we will send you a free book of 20 checks. Although these checks are payable through a banking agent of Citizens Trust, your account is not FDIC insured, and your shares are subject to fluctuations in value. You may write a check for any amount. There is a $0.50 fee per check written in the Working Assets Money Market Portfolio. There will be a $15.00 charge for any checks returned for any reason. Remember, if you attempt to write a check against unavailable shares, your check may be returned for uncollected funds.

   The Working Assets Money Market Portfolio offers the E[bullet]fund as an account option. The E[bullet]fund Account offers enhanced transactional features, including free check writing and a debit card.

Written Request for Redemption

   If you do not use the Telephone Exchange and Redemption, you can still redeem your shares at any time, although the process will take longer. Send us a written request together with a medallion signature guarantee. We may require further documentation from corporations, fiduciaries, retirement plans and/or institutional investors.

Redeem Your Shares in Person

   You may also redeem your shares through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have

                                                                  Citizens Trust


arrangements with the Trust that permit them to order redemption of shares by telephone or other electronic communication.

   However, in rare cases, payments for the redemption of non-money market accounts may take up to five business days.

We also reserve the right to wait up to seven business days to redeem any investments made by check and five business days for purchases made by ACH transfer. Therefore, if you need your redemption proceeds within seven business days of your purchase, please invest by wire.


Shareholder Services and Policies

Exchange Privilege

   Since people's investment needs change over time, we provide for easy exchanges among our portfolios at no charge. You may make an exchange at any time and to any portfolio. Just call us or write us with your request.

Systematic Withdrawal Plan

   You can send us a written request to automatically redeem a portion of your shares and make a regular monthly, quarterly or annual payment on your behalf.

Making a Change in Your Account

   After your account is set up, you may want to make a change in one of the options or in the account title. We are pleased to assist, but to protect both you and Citizens Trust from fraud, we may require a medallion signature guarantee from all registered owners of the accounts.

Tax-Sheltered Retirement Plans

   Our distributor, Citizens Securities, has arranged for shareholders to have access to qualified Individual Retirement Accounts (IRAs) and 403(b) plans (non-profit employees). Our portfolios are also suitable for other types of retirement plans as well.

Dividends, Distributions and Taxes

   Unless you give us other instructions, we will automatically reinvest your dividends and distributions at the net asset value, calculated on the payable date.

   We also can pay your dividends and distributions to you by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement. Payments of dividends and distribution of capital gains, if any, are declared and paid on the following schedule:


                                   DIVIDEND             CAPITAL GAINS PAID
                             Declared       Paid      Long-term   Short-term
Working Assets
Money Market Portfolio          Daily    Monthly           None         None
Citizens Income Portfolio     Monthly    Monthly       Annually     Annually
Citizens Emerging
Growth Portfolio              Annually   Annually      Annually     Annually
Citizens Index Portfolio      Annually   Annually      Annually     Annually
Citizens Global
Equity Portfolio              Annually   Annually      Annually     Annually

Voting Rights
   Shareholders are entitled
to one vote for each full
share owned and a fractional
vote for fractional shares. If
you have a joint account, each
of the account holders has
authority to vote on behalf of
the joint account. Shares of
each portfolio are voted
separately on matters of
concern to that portfolio.
However, all shareholders of
the Trust vote together on the
selection of trustees and
other matters as required by
the Investment Company Act of
1940, as amended. The holders
of shares have no preemptive,
conversion or subscription
rights, and voting rights are
not cumulative. To save money,
we do not hold annual
meetings. However, a meeting
may be called by our trustees
or at the request of 10% of
the Trust's shares. We will
assist shareholders in
communicating with one another
to arrange such a meeting.

----------------------
The Talking Prospectus
----------------------
Mailing and
Wiring Instructions

Regular U.S. Mail:

Please use the business
reply envelope provided with
this prospectus, or mail to:
Citizens Trust
c/o PFPC Inc.
PO Box 8962
Wilmington, DE
19899-8962

Our Wiring Address:
Instructions:
PNC Bank, N.A.
Philadelphia, PA
ABA#: 031000053
For Further Credit
A/C# 86-1030-3646
Shareholder
name/acct. number

Overnight Delivery Package
(i.e. Federal Express, UPS,
Airborne Express, etc.):

No U.S. mail, please.
Send to:
Citizens Trust
c/o PFPC Inc.
400 Bellevue Parkway Suite 108
Wilmington, DE 19809

Phone: 800-223-7010

Please send overnight delivery
packages only to the above
address. Regular U.S. Mail
will not be accepted at this
address and may be returned to
you.


How We Report Yields

   There are a number of ways of reporting performance, and we'll walk you through each one we use; when you look at any mutual fund's past performance, remember actual mileage may vary.


Working Assets Money Market Yield

   Every business day, the Working Assets Money Market Portfolio quotes a "7-day yield" and a "7-day effective yield." To calculate the 7-day yield, we take our net investment income per share for the most recent 7 days, annualize it and then divide by the net asset value per share (expected always to be $1.00) to get a percentage. The "effective yield" assumes you have reinvested your dividends.


Citizens Income Portfolio's Yield

   To calculate yield, we start with net investment income per share for the most recent 30 days and divide it by the maximum offering price per share on the 30th day, then annualize the result assuming a semi-annual compounding.


Total Return and Other Quotations

   For all portfolios except the Working Assets Money Market Portfolio, we start with the total number of shares you can buy for $1,000 at the beginning of the period. We then add all the additional shares you would have purchased within the period with reinvested dividends and distributions (this takes into account the portfolio's income, if any). Finally, we multiply the number of these shares by the net asset value on the last day of the period and divide the result by the initial $1,000 investment to see our percentage gain or loss. For periods of more than one year, we adjust the cumulative total return to get an average annual total return.

   When we quote our investment results, we sometimes will compare them to unmanaged market indices such as the Dow Jones Industrial Average and Standard & Poor's 500, as well as other data and rankings from recognized independent publishers or sources such as Donoghue's Money Fund Report, Money Magazine, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, Co-Op America Quarterly, The Green Money Journal, Bloomberg News, Morningstar, Inc. and Lipper Analytical Services.


Valuation of Shares

   To calculate our net asset value, we add up the total assets of the portfolio, subtract all liabilities, then divide by the number of shares outstanding. To value money market securities, we use an accounting system called the amortized cost method. This system is described in the Statement of Additional Information.

   In our non-money market portfolios, we value our holdings at the most recent closing price or, if there is no closing sale price, halfway between the bid and asked price. If no market quotation is available for a given security, our adviser will fairly value that security in good faith pursuant to the policies established by the Trust's board of trustees. Securities maturing within 60 days normally are valued at amortized cost, which approximates market value.

                                                                  Citizens Trust


Tax Matters

   The dividends you receive generally will be subject to federal income tax (and any applicable state or local taxes) unless you are otherwise exempt from such taxes. Some dividends received from non-money market portfolios may qualify for the dividends received deduction for corporate shareholders. We will send you a complete statement each January as to the federal tax status of dividends and distributions paid by each portfolio during the previous calendar year.

   Distributions of non-money market portfolios will reduce the portfolio's Net Asset Value per share. If you purchase shares just before a portfolio makes a distribution, therefore, you will pay the full purchase price for the shares and then receive a portion of the purchase price back as a taxable distribution.

   A redemption of shares or an exchange for shares of another Citizens Trust portfolio ordinarily will be a taxable event and will give rise to a taxable gain or loss.

   Please consult your own tax adviser for further information regarding the federal, state and local tax consequences of an investment in the Trust.


Trustee Profiles

Azie Taylor Morton, chair of the board of trustees, operates an investment management firm and was the 36th Treasurer of the United States.

*Sophia Collier is the Trust's president and principal owner of our investment adviser, Citizens Advisers.

Lokelani Devone is assistant general counsel at DFS Group Limited, an international retail business group.

Juliana Eades is the executive director of the New Hampshire Community Loan Fund, one of the country's oldest local community economic development institutions.

William D. Glenn II is the executive director of Continuum HIV Day Services in San Francisco.


Mitchell Johnson is president of M.A.J. Capital Management, a money management firm. Previously, he spent 21 years in a variety of executive positions at the Student Loan Marketing Association (Sallie Mae).

*J.D. Nelson is the chief executive officer of RhumbLine Advisers, an investment advisory firm specializing in institutional and pension assets.

*Robert Reich is a University Professor at Brandeis University and was the 22nd United States Secretary of Labor.

Ada Sanchez is the former director of the Public Service and Social Change Program at Hampshire College.


*INTERESTED PERSON (INSIDE TRUSTEE)

Transfer Agent:
PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, DE 19809

Dividend Paying Agent:
PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, DE 19809

Phone: 800-223-7010

The Talking Prospectus

[Logo: Citizens Trust(TM)]

[Recycle Symbol]

Printed on recycled paper with
soy-based ink.

(C)1997 Citizens Advisers

Working Assets is a registered
trademark of Working Assets
Funding Service. Used under
license.

The Talking Prospectus(TM) and
Citizens Index(TM) are
trademarks of Citizens
Advisers. E[bullet]fund(R) is
a registered trademark of
Citizens Advisers.

PART C: OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)  Financial Statements Included in Part A:

          Financial Highlights for the following periods*:

            Working Assets Money Market Portfolio--each of the years in the 10-year period ended June 30, 1997

            Citizens Income Portfolio--the period from June 10, 1992 (commencement of operations) to June 30, 1992 and each of the years in the five-year period ended June 30, 1997

            Citizens Index Portfolio--the period from March 3, 1995 (commencement of operations) to June 30, 1995 and the years ended June 30, 1996 and June 30, 1997

            Citizens Emerging Growth Portfolio--the period from February 8, 1994 (commencement of operations) to June 30, 1994 and each of the years in the three-year period ended June 30, 1997

            Citizens Global Equity Portfolio--the period from February 8, 1994 (commencement of operations) to June 30, 1994 and each of the years in the three-year period ended June 30, 1997

     Financial Statements Included in Part B:

          Statement of Investments at June 30, 1997*
          Statement of Assets and Liabilities at June 30, 1997*
          Statements of Operations for the year ended June 30, 1997* Statements of Changes in Net Assets for the years ended June 30, 1996 and June 30, 1997*

          Financial Highlights for the following periods*:

            Working Assets Money Market Portfolio--each of the years in the 6-year period ended June 30, 1997

            Citizens Income Portfolio--the period from June 10, 1992 (commencement of operations) to June 30, 1992 and each of the years in the five-year period ended June 30, 1997

            Citizens Index Portfolio--the period from March 3, 1995 (commencement of operations) to June 30, 1995 and the years ended June 30, 1996 and June 30, 1997

            Citizens Emerging Growth Portfolio--the period from February 8, 1994 (commencement of operations) to June 30, 1994 and each of the years in the three-year period ended June 30, 1997

            Citizens Global Equity Portfolio--the period from February 8, 1994 (commencement of operations) to June 30, 1994 and each of the years in the three-year period ended June 30, 1997

* Incorporated by reference to the Registrant's Annual Reports to Shareholders for the fiscal year ended June 30, 1997 (Accession Number 0000950146-96-001499).

(b)  Exhibits

     (1)  declaration of trust
          (a) declaration of trust***
          (b) amendments to declaration of trust dated December 1, 1997
     (2)  by-laws: material currently on file **
     (5)  management agreement:
          (a) management agreement: material currently on file *
          (b) renewal of management agreement: material currently on file ***
          (c) amendment to management agreement dated May 30, 1996: material currently on file ***
          (d) form of sub-investment advisory agreement***
          (e) amended sub-investment advisory agreement: filed herein
     (6)  distribution agreement: material currently on file
          (a) distribution agreement, as amended *
          (b) renewal of distribution agreement ***
          (c) amendment to distribution agreement dated May 6, 1996 ***
          (d) amendment to distribution agreement dated May 30, 1996 ***
     (8)  custodian agreement: material currently on file ****
     (9)  other material contracts: material currently on file
          (a) administrative agreement as amended *
          (b) amendment to administrative agreement ***
    (10) opinion and consent of counsel as to the legality of the securities being registered *****
    (11) consent of independent certified public accountants as to use of their report
    (15)  Rule 12b-1 distribution plan: material currently on file *
    (25)  power of attorneys: filed herein
    (27)  financial data schedule

________________
* Incorporated by reference to Amendment No. 27 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on June 27, 1995.

** Incorporated by reference to Amendment No. 38 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on October 7, 1997.

*** Incorporated by reference to Amendment No. 34 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on June 21, 1996.

**** Incorporated by reference to Amendment No. 35 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on September 27, 1996.

***** Incorporated by reference to the Registrant's Registration Statement on N-14 (File No. 2-80886), as filed with the Securities and Exchange Commission on September 5, 1997.

Item 25.  Persons Controlled by or under Common Control with Registrant

          See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships. Citizens Investment Trust is a Massachusetts business trust. Citizens Advisers, Inc., the investment adviser to the Trust is a California corporation, which also controls the distributor of the registrant, Citizens Securities, which is also a California corporation.

Item 26.  Number of Holders of Securities

          Title of Class                              Number of Record Holders
                                                      As of November 30, 1997
          --------------                              ------------------------
          Income Portfolio                             3,031
          Emerging Growth Portfolio                    7,392
          Index Portfolio
               Retail Class                           14,998
               Institutional Class                        60
          Global Equity Portfolio                      3,006
          Working Assets Money Market Portfolio
               Retail Class                            8,505
               Institutional Class                        97
          E.fund                                       3,002

Item 27.  Indemnification

          Article Seventh of the Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference and amended herein. The Trust participates in a group liability policy under which the Trust and its trustees, officers, affiliated persons, the adviser and the distributor are insured against certain liabilities.

Item 28.  Business and Other Connections of Investment Adviser

          Other businesses, professions, vocations, or employment of a substantial nature in which each director or principal officer of Citizens Advisers is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Name and Position                       Connection with and
With Investment Adviser                 Name of Other Company
--------------------------------------------------------------------------------
Sophia Collier,                         Trustee and President, Citizens
President                               Investment Trust
                                        President, Citizens Securities
                                        President, Northpoint LTD
                                        President, N.P., Inc.
--------------------------------------------------------------------------------
John P. Dunfey                          Chairman and Director, Dunfey Brothers
Partner                                 Capital Group
                                        President, Treasurer & Director, DA-
                                        TRIAD, Inc.
                                        Trustee and Governor, Dana-Farber Cancer
                                        Inst., Boston
                                        Director, Waterville Valley Company,
                                        Inc.
                                        Chair, Human Rights Project, Inc.
                                        Chair, New England Circle, Inc.
                                        Director, International League for Human
                                        Rights, NY
--------------------------------------------------------------------------------
Robert Dunfey                           Treasurer & Founding Director, Dunfey
Partner                                 Brothers Capital Group
                                        Trustee, the Jackson Laboratory, Bar
                                        Harbor, Maine
                                        Past Director, KeyBank of Maine
                                        Trustee, University of Maine System
                                        Treasurer and Director, New England
                                        Circle, Inc.
                                        Director, American Ireland Fund, Boston
                                        Founder & Honorary Director, Susan L.
                                        Curtis Foundation, Portland, Maine
--------------------------------------------------------------------------------
Gerald Dunfey                           Vice President & Founding Director,
Partner                                 Dunfey Brothers Capital Group
                                        Director, DA-TRIAD, Inc.
                                        President, New England Circle, Inc.
                                        Director, Martin Luther King Center for
                                        Nonviolent Social Change
                                        Board of Advisors, Fund for a Free South
                                        Africa
                                        Board of Incorporators, Joslin Diabetes
                                        Center
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
William Hart                            Director, SIS Bank, Springfield, MA
Partner                                 Director, Blue Cross/Blue Shield of NH
                                        President, Dunfey Brothers Capital Group
                                        Director, DA-TRIAD, Inc.
                                        Director, National Trust for Historic
                                        Preservation
                                        Director, American Academy in Rome
                                        Director, Currier Gallery of Art
                                        Director, Berwick Academy, Berwick,
                                        Maine
--------------------------------------------------------------------------------

Item 29.  Principal Underwriters

          (a) Not applicable.

          (b) The following are directors and officers of the Registrant's distributor, Citizens Securities: Sophia Collier, President, One Harbour Place, Portsmouth, NH. Ms. Collier is also an interested trustee of the registrant and President and Chief Executive officer of the investment adviser or management company, Citizens Advisers.

          (c) Not applicable.

Item 30.  Location of Accounts and Records

              The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are kept at the Registrant's Transfer and Dividend Distributing Agent, PFPC, Inc., 400 Bellevue Pkwy., Wilmington, DE 19808, and at the Registrant's Custodian and Fund Accounting Agent, State Street Bank and Trust, One Heritage Drive, North Quincy, MA 02171.

Item 31.  Management Services

          (a) Not applicable.

          (b) The Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of the Trust's trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares, and in connection therewith to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

          (c) The Registrant undertakes to furnish to each person to whom a prospectus of Working Assets Money Market, Citizens Income, Citizens Index, Citizens Emerging Growth and Citizens Equity Portfolios is delivered with a copy of its latest Annual Report to Shareholders, upon request without charge.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portsmouth and State of New Hampshire on the 11th day of December, 1997.

                                           CITIZENS INVESTMENT TRUST

                                           By   /s/ Joseph F. Keefe
                                                -----------------------------
                                                    Joseph F. Keefe, Secretary


/s/  Joseph F. Keefe
---------------------------------  Secretary
     Joseph F. Keefe

      Azie Taylor Morton*
--------------------------------- Trustee
     (Azie Taylor Morton)

      William Glenn*
--------------------------------- Trustee
     (William Glenn)

      Ada Sanchez*
--------------------------------- Trustee
     (Ada Sanchez)

      J.D. Nelson*
--------------------------------- Trustee
     (J.D. Nelson)

      Juliana Eades*
--------------------------------- Trustee
     (Juliana Eades)

      Lokelani Devone*
--------------------------------- Trustee
     (Lokelani Devone )

/s/   Robert B. Reich*
--------------------------------- Trustee
     (Robert B. Reich)

/s/   Mitchell Johnson*
--------------------------------- Trustee
     (Mitchell Johnson)

/s/   Sophia Collier*
--------------------------------- Trustee
     (Sophia Collier)




*  By  Joseph F. Keefe    Attorney in Fact    /s/ Joseph F. Keefe
                                           -------------------------------------

See Power of Attorney dated December 1, 1997, filed with the commission on December 11, 1997.

EXHIBIT INDEX


                  Exhibit No.            Description


                      (1b)         Amendments to Declaration of Trust
                      (5e)         Sub-investment Advisory Agreement
                      (11)         Consent of independent
                                     certified public accountants
                      (25)         Powers of Attorney
                      (27)         Financial Data Schedule